Impairment reviews	12 Months Ended
Dec. 31, 2023
Impairment Of Assets [Abstract]
Impairment reviews

11	Impairment reviews
For impairment testing, goodwill acquired through business combinations has all been allocated to the Betway, Spin, Jumpman and DGC CGUs. Betway and Spin are operating segments within the Group. Jumpman is included within the Spin operating segment and DGC is included in the Betway operating segment.
The Group performs an annual impairment review for goodwill by comparing the carrying amount of its CGUs with their recoverable amount. Management performed a valuation analysis in accordance with IAS 36, Impairment of Assets, to assess the recoverable amount for each CGU. This was then compared to the CGU's carrying amount at the testing date, to identify whether the CGUs were impaired. This is an area where management exercises judgement and estimation, as discussed in note 3. Testing is carried out by allocating the carrying value of these assets to the respective CGUs and determining the recoverable amounts for the CGUs through the higher of Value in Use ("VIU") and Fair Value Less Cost of Disposal ("FVLCD") calculations. Where the recoverable amount exceeds the carrying value of the assets, the assets are not considered to be impaired. Each CGU is not larger than an operating segment, which are described in note 5.
Carrying amount of goodwill allocated to each of the CGUs:

	2023 € '000s	2022 € '000s
Betway	31,844	22,239
Spin	2,141	2,419
Jumpman	37,774	36,895
DGC
Gross DGC goodwill	58,316	—
Accumulated impairment of DGC Goodwill	(35,160)	—
Total	94,915	61,553
The Group considers the relationship between its recent equity transactions and its book value, among other factors, when reviewing for indicators of impairment.
The following information lists the key procedures Management has performed to estimate the carrying amount of each of its CGUs. As stated above, an impairment review was performed on the Spin CGU, but detailed disclosures are not provided as Spin goodwill is considered to be immaterial.
Jumpman, Betway and DGC CGUs
The recoverable amounts of the Jumpman, Betway and DGC CGUs were based on VIU. The VIU for each CGU was estimated using discounted cash flows ("DCF"). The DCF was then compared with a market approach based on market multiples from listed peers for consistency purposes under a FVLCD approach.
The DCFs are prepared using projected financial information, based on approved budgets and forecasts, for each CGU. The projections reflect management’s best estimates, at the impairment test date, of each CGU forecasted financial performance over the projected period. When performing these estimates, the Group considers how macroeconomic, technology, competition and regulation trends, can impact its businesses and their future financial performance.
The cash flow projections included specific estimates of revenue, margin and growth for a five-year period for Jumpman and to reflect the long-term contribution the forecast period was extended to an eight-year period for Betway and nine-year period for DGC. The projection period reflects the point that all markets in operation as of 2023 are expected to reach maturity, with the long-term growth rate applied thereafter.
The pre-tax discount rate and long-term revenue growth were considered by management as key assumptions given their relevance to the recoverable amount estimate. These assumptions have a pervasive impact on the DCF and changes in these would cause significant impact on the recoverable amount estimate. The values assigned to the key assumptions represent management’s assessment of future trends in the relevant industry segments in which the CGUs operate (online casino and sport betting). The forecasted assumptions are based on historical and market data, as well as internal sources.

11	Impairment reviews (continued)
The following values were attributed to the key assumptions:
As at December 31, 2023:

	Betway	Jumpman	DGC
Pre-tax discount rate	26.7%	16.6%	20.2%
Long-term growth rate	2.0%	2.0%	2.0%
As at December 31, 2022:

	Betway	Jumpman	DGC
Pre-tax discount rate	21.6%	13.5%	N/A
Long-term growth rate	2.0%	2.0%	N/A
The discount rates applied in each DCF are a post-tax measurement estimated using CAPM with reference to market participants’ gearing and betas. To reflect regulatory and business risks specific to the CGUs, a specific equity risk premium was added to the discount rate, where the future cash flows have not been adjusted, as follows:

	Betway	Jumpman	DGC
Equity risk premium	0.5%	N/A	4.0%
DGC - Impairment review results
DGC had lower than expected revenues attributable to a competitive environment, adoption of new technologies and delays in the launch across some U.S. states. These factors resulted in a slower ramp-up in revenues, which has resulted in a higher risk premium applied in the pre-tax discount rate applied to the cashflow forecast and has been reflected in the VIU estimates used to determine the recoverable amount of €65.6 million for DGC. As a result, a goodwill impairment loss of €35.9 million was recorded to this CGU during the year ended December 31, 2023.
Under reasonably possible changes in assumptions, a decline of 1% in the long-term growth rate would result in an additional impairment loss of €7.7 million to DGC. Furthermore, an increase of 1% in the discount rate would result in an additional impairment loss of €14.7 million to DGC. DGC is at a relatively early stage of entry into the US online gaming market. The forecasts that go into the value in use calculations are driven by DGC's ability to achieve growth in the near-term and further develop its market presence. If the anticipated level of growth does not materialize, this could result in further impairment.
Betway and Jumpman - Impairment review results
The estimated recoverable amount of the Betway and Jumpman CGUs significantly exceeded their carrying amounts.
Under reasonably possible scenarios, a decline of 1% in the long-term growth rate would reduce the recoverable amount of Betway and Jumpman by €25.8 million and €4.7 million, respectively. Furthermore, an increase of 1% in the discount rate would reduce the recoverable amount of Betway and Jumpman by €50.4 million and €6.6 million, respectively. None of those changes would result in an impairment of these CGUs.